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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 4, 1999

                            JANEX INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)

      COLORADO                     33-8433-D                  84-1034251
(State of Incorporation)    (Commission File No.)      (I.R.S. Employer Id. No.)

                             2999 NORTH 44TH STREET
                                    SUITE 225
                           PHOENIX, ARIZONA 85018-7247
                    (Address of principal executive offices)

                                 (602) 808-8765
              (Registrant's telephone number, including area code)


                                      NONE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         Janex International, Inc. ("Janex") signed a definitive merger agreement dated as of June 4, 1997, which provides for the mergers of Janex, Futech Interactive Products, Inc., Trudy Corporation, Fundex Games, Ltd. and DaMert Company into a newly organized Delaware corporation and a subsidiary thereof. The agreement provides that each outstanding share of Janex common stock will be converted into approximately .0333 shares of common stock of the surviving corporation in the mergers.

         A copy of the press release dated June 7, 1999, announcing the signing of the merger agreement, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.  The following exhibits are filed with this Report:

                  2.1      Merger Agreement dated as of June 4, 1999.

                  99.1     Press release, dated June 7, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      JANEX INTERNATIONAL, INC.
                                      -------------------------------------
                                            (Registrant)

Date: June 14, 1999                   By: /s/ Vincent W. Goett
                                          ---------------------------------
                                               Vincent W. Goett, President,
                                               Chief Executive Officer and
                                               Chairman of the Board



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                            JANEX INTERNATIONAL, INC.

                                  EXHIBIT INDEX
                                       TO
                           CURRENT REPORT ON FORM 8-K
                               DATED JUNE 11, 1999



EXHIBIT NO.                       DESCRIPTION                  FILED HEREWITH
-----------                       -----------                  --------------


2.1                           Merger Agreement dated                X
                               as of June 4, 1999

99.1                            Press Release dated                 X
                                  June 11, 1999